Exhibit 99.1
ENERSYS AND VERKOR PARTNER TO EXPLORE DEVELOPMENT OF LITHIUM-ION BATTERY FACTORY IN THE UNITED STATES

READING, Pa., June 14, 2023 -- EnerSys (NYSE: ENS), the global leader in stored energy solutions for industrial applications, today announced that it has entered into a non-binding Memorandum of Understanding with Verkor SAS, a European leader in battery technology, to explore the development of a lithium battery gigafactory in the United States.

Under the Memorandum of Understanding, the companies are developing plans, determining the optimal new factory location, and evaluating various funding and operating structures for this manufacturing facility. This new factory represents a long-term opportunity that will enable growth for both companies and allow EnerSys to optimize cell sizing in battery solutions for its customers, providing independence from non-domestic cell suppliers.

Verkor, based in France, is committed to providing high performance, low-carbon, locally based battery cells and modules. Verkor has developed a proven process for designing and manufacturing electrodes, battery cells and modules. Verkor is rapidly increasing its production capacity in France, with a 150 MWh per year pilot line in Grenoble (France) and a first gigafactory of 16 GWh per year starting production in 2025, in Dunkirk (France), serving major customers including the car manufacturer Renault Group.

“Establishing a U.S. lithium-ion cell supply is a critical element of our supply chain strategy,” said EnerSys President & CEO David M. Shaffer. “EnerSys is accelerating the global clean energy transition by significantly expanding our production of lithium-ion batteries across a broad range of end markets and applications. As we look at the best ways to meet the existing and rapidly growing demand for lithium-ion batteries, highly efficient local manufacturing is essential. This U.S. factory will help us meet our customers’ needs, including those with specific manufacturing requirements for domestic sourced batteries. With Verkor’s expertise in lithium-ion electrode chemistry and high-performance products, they are the ideal manufacturing partner for us. We are particularly excited about the scale and flexibility this factory will provide us, with both large production capacity and the ability to create custom cells. Partnering with an industrial expert such as Verkor de-risks and accelerates our common ability to execute successfully on this project.”

Benoit Lemaignan, Co-Founder and CEO of Verkor, said, “While our current effort is focused on the delivery of our Verkor Innovation Centre in Grenoble (France) and our first gigafactory in Dunkirk (France), it is important for us to explore our future growth in other geographies and other markets. Expanding to North America together with a well-established innovation leader like EnerSys is a great way for us to fulfill our primary mission, ie. to further accelerate the energy transition with low carbon high performance batteries and expand Verkor's product line-up into the industrial mobility applications.”

Shaffer added, “We expect our current U.S. battery production to continue to yield credits through the Inflation Reduction Act that will help us fund this important manufacturing facility. EnerSys’ eligibility for the IRA incentives reinforces the critical nature of the products and services we provide. In turn, we expect our future production of lithium batteries in the U.S. will enable further benefit from the incentives of the IRA.”

CONTACT
Lisa Hartman
Investor Relations and Financial Media
EnerSys
610-236-4040
E-mail: investorrelations@enersys.com
About EnerSys
EnerSys is the global leader in stored energy solutions for industrial applications, manufactures and distributes energy systems solutions and motive power batteries, specialty batteries, battery chargers, power equipment, battery accessories and outdoor equipment enclosure solutions to customers worldwide. Energy Systems, which combine enclosures, power conversion, power distribution and energy storage, are used in the telecommunication, broadband and utility industries, uninterruptible power supplies, and numerous applications requiring stored energy solutions. Motive power batteries and chargers are utilized in electric forklift trucks and other industrial electric powered vehicles. Specialty batteries are used in aerospace and defense applications, large over-the-road trucks, premium automotive, medical and security systems applications. EnerSys also provides aftermarket and customer support services to its customers in over 100 countries through its sales and manufacturing locations around the world. With the NorthStar acquisition, EnerSys has solidified its position as the market leader for premium Thin Plate Pure Lead batteries which are sold across all three lines of business. More information regarding EnerSys can be found at www.enersys.com.
About Verkor
Founded in July 2020, Verkor is a French industrial company based in Grenoble (France). Supported by the EIT InnoEnergy, IDEC Group, Schneider Electric, Capgemini, Renault Group, EQT Ventures, Arkema, Tokai COBEX, the FMET managed by Demeter, Sibanye-Stillwater, Plastic Omnium and Bpifrance. The company is accelerating the production of low-carbon batteries in France and Europe to meet the growing demand for electric vehicles, electric mobility in general and stationary storage in Europe.
Verkor is developing an attractive business model in terms of agility, sustainability, and governance, thereby attracting the best talent. A strong and agile team continues to grow to meet new challenges. The Verkor-led project is unifying, bringing together the best partners to locate the entire value chain in Europe, ensuring optimal use of skills and resources. Thanks to these strengths, Verkor will open its fully digital 4.0 pilot line in 2023. A model of excellence, competitiveness and resource utilisation, this innovation will be integrated into the gigafactory planned for 2025. More information www.verkor.com
Sustainability
Sustainability at EnerSys is about more than just the benefits and impacts of our products. Our commitment to sustainability encompasses many important environmental, social and governance issues. Sustainability is a fundamental part of how we manage our own operations. Minimizing our environmental footprint is a priority. Sustainability is our commitment to our employees, our customers and the communities we serve. Our products facilitate positive environmental, social and economic impacts around the world. To learn more visit: https://www.enersys.com/en/about-us/sustainability/.
Caution Concerning Forward-Looking Statements
This press release, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding EnerSys’ earnings estimates, intention to pay quarterly cash dividends, return capital to stockholders, plans, objectives, expectations and intentions, statements relating to the non-binding memorandum of understanding between EnerSys and Verkor and other statements contained in this press release that are not historical facts, including statements identified by words such as “believe,” “plan,” “seek,” “expect,” “intend,” “estimate,” “anticipate,” “will,” and similar expressions. All statements addressing operating performance, events, or developments that EnerSys expects or anticipates will occur in the future, including statements relating to sales growth, earnings or earnings per share growth, order intake, backlog, payment of future cash dividends, commodity prices, execution of its stock buy back program, judicial or regulatory proceedings, market share and the development of a lithium battery gigafactory pursuant to the memorandum of understanding or otherwise, as well as statements expressing optimism or pessimism about future operating results or benefits from its cash dividend, its stock buy back programs, adverse developments with respect to the economic conditions in the U.S. in the markets in which we operate, the memorandum of understanding and other uncertainties, including the impact of supply chain disruptions, interest rate changes, inflationary pressures, geopolitical and other developments and labor shortages on the economic recovery and our business are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this press release are made as of the date of this press release, even if subsequently made available by EnerSys on its website or otherwise. EnerSys does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Although EnerSys does not make forward-looking statements unless it believes it has a reasonable basis for doing so, EnerSys cannot guarantee their accuracy. There is no certainty that any transaction will occur on the proposed terms, within any particular timeframe, or at all. Risks include uncertainties regarding the outcome of discussions between EnerSys and Verkor with respect to the memorandum of understanding, including the possibility that the parties may not agree to pursue the development of a lithium battery gigafactory or such development may be materially different from the memorandum of understanding described herein; the ability to consummate the proposed development or achieve the expected benefits; uncertainties with respect to governmental and other third party approvals; potential regulatory or closing delays; the industry and market reaction to the memorandum of understanding; and changes in the overall economic conditions. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect EnerSys’ results, including the proposed development, see EnerSys’ filings with the Securities and Exchange Commission, including “Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations,” and “Forward-Looking Statements,” set forth in EnerSys’ Annual Report on Form 10-K for the fiscal year ended March 31, 2023. No undue reliance should be placed on any forward-looking statements.